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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 14, 2003
               (Date of Report (Date of earliest event reported))

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                    000-30973
                            (Commission File Number)

                                   38-3516922
                     (I.R.S. Employer Identification Number)

                              102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                [not applicable]
          (Former name or former address, if changed since last report)


ITEM 9.  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 14, 2003, MBT Financial Corp. issued a press release reporting its financial results and earnings for its second quarter of 2003, which ended June 30, 2003. A copy of the press release is attached as Exhibit 99 and is incorporated by reference.

Exhibit Index
(99) Press Release of MBT Financial Corp. reporting financial results for the second quarter of 2003.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MBT FINANCIAL CORP.


                                                     /s/ Ronald D. LaBeau
                                                     ---------------------------
                                                     Ronald D. LaBeau
                                                     Chairman & CEO
                                                     Date: July 14, 2003


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------------------------------------------------
      99                   Press Release of MBT Financial Corp. reporting
                           financial results for the second quarter of 2003.